                                                                EXHIBIT 99.4


                              AMENDED AND RESTATED
                          SHARE ESCROW AGENT AGREEMENT


                 THIS AMENDED AND RESTATED SHARE ESCROW AGENT AGREEMENT (this "Agreement") is made and entered into, as of August 4, 1997 by and among WellPoint Health Networks Inc., a California corporation (formerly Blue Cross of California, "WellPoint California"), WellPoint Health Networks Inc., a Delaware corporation (the "Corporation" or "WellPoint Delaware"), and U.S. Trust Company of California, N.A., a national association, as share escrow agent (the "Share Escrow Agent").

                 WHEREAS, pursuant to an Agreement and Plan of Reorganization dated July 22, 1997 (the "Reorganization Agreement") among WellPoint Health Networks Inc., a Delaware corporation, WellPoint California and WLP Acquisition Corp., a wholly owned subsidiary of WellPoint Delaware ("Merger Sub"), Merger Sub was merged into WellPoint California, the capital stock of WellPoint California was converted into capital stock of WellPoint Delaware and the shareholders of WellPoint California became stockholders of WellPoint Delaware and the outstanding stock of Merger Sub was converted into stock of WellPoint California and thereby WellPoint California became a wholly owned subsidiary of WellPoint Delaware (the "Reorganization");

                 WHEREAS, as a result of the Reorganization, the parties hereto wish to cause a novation to the Share Escrow Agent Agreement dated May 20, 1996 (the "Share Escrow Agreement"), such that the Corporation shall replace WellPoint California as a party to the Share Escrow Agreement;

                 WHEREAS, the Restated Certificate of Incorporation (the "Certificate") of the Corporation restrict the ability of any Person to Beneficially Own shares of Capital Stock in excess of the Ownership Limit (all capitalized terms used but not defined herein have their respective meanings as set forth in the Certificate);

                 WHEREAS, any Transfer that, if effective, would result in a violation of the Ownership Limit will also result in the creation of Excess Shares pursuant to the Certificate;

                 WHEREAS, the Corporation desires to provide for the escrow of Excess Shares in accordance with the Certificate; and

                 WHEREAS, the Share Escrow Agent has agreed to act as share escrow agent for the Corporation in connection with the Excess Shares;

                 NOW, THEREFORE, the parties hereto agree that the Share Escrow Agreement is hereby amended and restated to substitute the Corporation for WellPoint California as a party to this Agreement and that this Agreement is as follows:

                 1. Excess Shares Escrow. If the Corporation at any time determines that a Transfer has taken place such that a Person Beneficially Owns shares of Capital Stock in excess of the Ownership Limit, or that a Purported Owner intends to acquire or has attempted to acquire Beneficial Ownership of any shares of Capital Stock in excess of the Ownership Limit, the Corporation shall take such action as it deems advisable to refuse to give effect to or prevent such Transfer, including, without limitation, by causing such Excess Shares to be transferred immediately to the Share Escrow Agent, which Excess Shares shall be held by the Share Escrow Agent until such time as the Excess Shares are transferred to a Person whose acquisition thereof will not violate the Ownership Limit (a "Permitted Transferee"). The Share Escrow Agent is hereby authorized and directed by the Corporation to execute any and all documents sufficient to transfer title to any Permitted Transferee, even in the absence of receipt of certificate(s) representing Excess Shares.

                 2. Excess Dividends Escrow. The Share Escrow Agent, as record holder of all Excess Shares, is entitled to receive all Excess Share Dividends as may be declared by the Board of Directors of the Corporation and shall hold all Excess Share Dividends until disbursed in accordance with the provisions of Section 6. The Share Escrow Agent also agrees to hold in escrow, subject to the provisions of this Agreement, any amounts it receives from the Corporation or any Purported Owner of Excess Shares in respect of Excess Shares Dividends.

                 3. Liquidation of Corporation. In the event of any voluntary or involuntary liquidation, dissolution or winding up of, or any distribution of the assets of, the Corporation, the Share Escrow Agent shall be entitled to receive, ratably with each other holder of Capital Stock of the same class or series, that portion of the assets of the Corporation that is available for distribution to the holders of such class or series of Capital Stock. The Share Escrow Agent shall distribute to the Purported Owner the amounts received upon such liquidation, dissolution or winding up or distribution in accordance with the provisions of Section 6.

                 4. Voting of Excess Shares. The Share Escrow Agent shall be entitled to vote all Excess Shares. The Share Escrow Agent shall vote, consent or assent the Excess Shares as follows at each stockholders' meeting: (a) if the matter concerned is the election of directors, the Share Escrow Agent shall vote, consent or assent the whole number of Excess Shares held by the Share Escrow Agent for each director by multiplying the number of votes held in escrow by a fraction, the numerator of which is the number of Nonaffiliated Votes cast for the director and the denominator of which is the number of Nonaffiliated Votes that could have been cast in the election of the director and are present in person or by proxy at the meeting; (b) where the matter under the applicable law of the Corporation's state of incorporation or the Certificate or the Bylaws of the Corporation requires at least an absolute majority of all outstanding shares of Common Stock in order to be effected, then the Share Escrow Agent shall vote, assent or consent all of such Excess Shares in favor of or in opposition to such matter as the majority of all Nonaffiliated Votes are cast; and (c) on all other matters, the Share Escrow Agent shall at all times vote, assent or consent all of such





                                       2.

shares in the identical proportion in favor of or in opposition to such matter as Nonaffiliated Votes are cast. If any calculation of votes under the preceding sentence would require a fractional vote, the Share Escrow Agent shall vote the next lower number of whole Excess Shares. At such stockholders' meeting the Corporation shall inform the Share Escrow Agent of how the Nonaffiliated Votes were cast for purposes of determining how the Share Escrow Agent shall vote the Excess Shares. The Share Escrow Agent shall use all reasonable commercial efforts to ensure, with respect to Excess Shares, that such Excess Shares are counted as being present for the purposes of any quorum required for stockholder action of the Corporation and to vote as set forth above, provided, that it receives reasonable prior written notice from the Corporation of any such opportunities to vote the Excess Shares. For purposes hereof, written notice given to the Share Escrow Agent with respect to voting of Excess Shares in accordance with applicable state and federal laws, as well as the Certificate and Bylaws of the Corporation, shall be deemed reasonable. For purposes hereof "Nonaffiliated Votes" shall mean the votes cast by stockholders other than the Share Escrow Agent with respect to Excess Shares.

                 5. Sales of Excess Shares. In an orderly fashion so as not to materially adversely affect the price of Common Stock on the New York Stock Exchange or, if Common Stock is not listed on the New York Stock Exchange, on the exchange or other principal market on which Common Stock is traded, the Share Escrow Agent shall sell or cause the sale of Excess Shares at such time or times as the Share Escrow Agent determines to be appropriate. The Share Escrow Agent shall have the power to convey to the purchaser of any Excess Shares sold by the Share Escrow Agent ownership of the Excess Shares free of any interest of the Purported Owner of those Excess Shares and free of any other adverse interest arising through the Purported Owner. The Share Escrow Agent shall also have the right to take actions as the Share Escrow Agent deems appropriate to seek to restrict sale of the shares to Permitted Transferees. In furtherance of its obligations under this Section 5, the Share Escrow Agent shall have the right to request the Corporation to make a determination as to whether a proposed sale of Excess Shares will materially adversely affect the price of the Common Stock on the New York Stock Exchange (or, if the Common Stock is not listed on the New York Stock Exchange, on the exchange or other principal market on which Common Stock is traded) and shall have no liability for any action it takes pursuant to such determination. Upon acquisition by any Permitted Transferee of any Excess Shares sold by the Share Escrow Agent or the Purported Owner, such shares shall upon such sales cease to be Excess Shares and shall become regular shares of Capital Stock in the class to which the Excess Shares belong, and the purchaser of such shares shall acquire such shares free of any claims of the Share Escrow Agent or the Purported Owner.

                 6. Distributions From Excess Shares Sold. The proceeds from the sale of the Excess Shares to a Permitted Transferee, any Excess Share Dividends and all interest therein pursuant to Section 10 shall be distributed by the Share Escrow Agent as follows: (a) first, to the Share Escrow Agent for any costs and expenses incurred in respect of its administration of the Excess Shares that have not theretofore been reimbursed by the Corporation; (b) second, to the Corporation for all costs and expenses incurred by the















                                       3.

Corporation in connection with the appointment of the Share Escrow Agent, the payment of fees to the Share Escrow Agent with respect to the services provided by the Share Escrow Agent and all funds expended by the Corporation to reimburse the Share Escrow Agent for costs and expenses incurred by the Share Escrow Agent in respect of its administration of the Excess Shares and for all fees, disbursements and expenses incurred by the Share Escrow Agent in connection with the sale of the Excess Shares; and (c) third, the remainder thereof (as the case may be) to the Purported Owner or the Person who was the holder of record before the shares were transferred to the Share Escrow Agent (depending on who shall at such time be entitled to any economic interest in the Excess Shares); provided, however, if the Share Escrow Agent shall have any questions as to whether any security interest or other interest adverse to the Purported Owner shall have existed with respect to any Excess Shares, the Share Escrow Agent shall not be obligated to disburse proceeds for those shares until the Share Escrow Agent is provided with such evidence as the Share Escrow Agent shall deem necessary to determine the parties who shall be entitled to such proceeds.

                 7. Escrow Account: The Share Escrow Agent shall maintain an escrow account designated as WellPoint Health Networks Inc.--Share Escrow Account (the "Escrow Account"). The Share Escrow Agent shall deposit all checks and other payments received from the Corporation, Purported Holders or other Persons pursuant to this Agreement into the Escrow Account.

                 8.       Deposit of Funds.

                          (a)     The Corporation will direct each Purported
Holder to make payment by (i) delivery to the Share Escrow Agent of a personal, certified or official bank check, and made payable to "U.S. Trust Company of California, N.A. for WellPoint Health Networks Inc.--Share Escrow Account" or
(ii) a bank wire transfer to the Escrow Account pursuant to instructions to be agreed to by the parties.

                          (b)     The Share Escrow Agent will promptly notify
the Corporation of the deposit of any funds into the Escrow Account.

                 9. Termination Date. Subject to the rights of the Share Escrow Agent under Sections 12 and 20, which shall continue beyond the termination of this Agreement, this Agreement shall terminate upon the Corporation's delivery of a written notice to the Escrow Agent to such effect.

                 10.      Investment of Escrow Property.  The Share Escrow
Agent shall promptly invest any escrowed proceeds in any federally insured money market deposit account that is acceptable to the Corporation. The Share Escrow Agent and its affiliates may act as agent, principal sponsor, or depositary, with respect to any such investment. The Share Escrow Agent shall in no event be liable for any loss resulting from the performance of any funds invested pursuant to this Section 10. Interest on proceeds invested pursuant to this














                                       4.

Section 10 shall accrue from the date of investment of such proceeds until the termination of such investment pursuant to the terms hereof and shall be paid as set forth in Section 6.

                 11. Collections. The Share Escrow Agent shall be under no duty or responsibility to enforce collection of any checks or other instruments delivered to the Share Escrow Agent hereunder. The Share Escrow Agent shall promptly notify the Corporation if any check or instrument received from any Purported Holder shall be dishonored, not accepted or paid, or otherwise uncollectible. The Share Escrow Agent may recover any costs or expenses incurred in connection with such transaction from the applicable Purported Holder or the Corporation.

                 12. Fees. The Share Escrow Agent shall provide all administrative and reporting services contemplated by this Agreement. The Share Escrow Agent's fees and expenses shall be in the amounts as set forth in Schedule A to that certain Fee Letter Agreement (the "Fee Letter"), from the Share Escrow Agent to the Corporation, or as otherwise provided herein or therein. The Corporation shall pay such fees and expenses upon execution of this Agreement, or as otherwise provided in the Fee Letter. The Share Escrow Agent shall send the Corporation a final invoice after closing of the escrow covering all out-of-pocket expenses or any other extraordinary services rendered.

                 13. Consultation with Counsel. The Share Escrow Agent may consult with legal counsel, at the expense of the Corporation (which expenses shall be reasonable), in the event of any dispute or question as to the consideration of the foregoing instructions or the Share Escrow Agent's duties hereunder, and the Share Escrow Agent shall incur no liability and shall be fully protected in acting in good faith in accordance with the opinion or advice of such counsel.

                 14. Notices. All notices, communications and instructions required or desired to be given hereunder shall be in writing (including facsimile) and shall be given to such party, addressed to it, at its address and facsimile number set forth below or to such other address or facsimile number as such party may have furnished to the other parties in the manner for giving notices hereunder. Each such notice, communication or instruction shall be effective (i) if given by mail, five days after such communication is deposited in the mails with first-class postage prepaid addressed as aforesaid, (ii) if sent by facsimile to the facsimile number set forth below, when such facsimile is transmitted and its receipt is acknowledged, or (iii) if given by any other means, when delivered at the address specified below,

If to the Corporation, to:               WellPoint Health Networks Inc.
                                         21555 Oxnard Street
                                         Woodland Hills, CA 91367
                                         Attn:  Thomas C. Geiser
                                         Telephone No.:  (818) 703-4000
                                         Facsimile No.:   (818) 703-3551
















                                       5.

If to the Share Escrow
Agent, to:                               U.S. Trust Company of California, N.A.
                                         515 South Flower Street, Suite 2700
                                         Los Angeles, CA 90071-2291
                                         Attn: Corporate Trust Department
                                         Telephone No.:  (213) 861-5000
                                         Facsimile No.:   (213) 488-1370



                 15.      Limited Duties.

                          (a)     The duties and responsibilities of the Share
Escrow Agent shall be limited to those expressly set forth in this Agreement; provided, however, that this Agreement may be amended at any time or times by an instrument in writing signed by all the then parties in interest.

                          (b)     The Share Escrow Agent is authorized, in its
sole discretion, to disregard any and all notices or instructions given by any Person except only such notices or instructions provided by the Corporation or as otherwise hereinabove provided or an order or process of any court entered or issued with or without jurisdiction. If any property subject hereto is at any time attached, garnished or levied upon under any court order or in case any order, judgment or decree which the Share Escrow Agent is advised by legal counsel of its own choosing is binding upon it, and further, if the Share Escrow Agent complies with any such order, writ, judgment or decree it shall not be liable to the Corporation or to any other Person by reason of such compliance even though such order, writ, judgment or decree may be subsequently reversed, modified, annulled, set aside or vacated.

                          (c)     The Share Escrow Agent shall not be
responsible for the sufficiency or accuracy of the form, execution, validity or genuineness of documents, or securities now or hereafter deposited hereunder, or of an endorsement thereon, or for any lack of endorsement thereon, for any description therein, nor shall the Share Escrow Agent be responsible or liable in any respect on account of the authority or rights of the Persons executing or delivering or purporting to execute or deliver any such document, security or endorsement.

                          (d)     The Share Escrow Agent shall not be
responsible in any manner whatsoever for the recitals made herein. It is the intention of the parties hereto that the Share Escrow Agent shall not be required to use or advance its own funds or otherwise incur personal financial liability in the performance of any of its duties or the exercise of any rights and powers hereunder.

                          (e)     The Share Escrow Agent is not a party to, nor
is it bound by nor need it give consideration to the terms or provisions of, any other agreement or undertaking between the Corporation and other Persons, and the Share Escrow Agent is to give consideration only to the terms and provisions of this Agreement and, to the extent referred to





                                       6.

herein, the Certificate. The Share Escrow Agent's only duties hereunder are to safeguard the Excess Shares and any monies held in escrow, to vote such shares as provided herein and to dispose of and deliver the same in accordance with this Agreement and, to the extent referred to herein, the Certificate. If the Share Escrow Agent is called upon by the terms of this Agreement to determine the occurrence of any event or contingency, the Share Escrow Agent shall be obligated in making such determination, only to exercise reasonable care and diligence, and, in the event of error in making such determination, the Share Escrow Agent shall be liable only for its own intentional misconduct or grossly negligent conduct, and it shall, accordingly, not incur any such liability with respect to any action taken or omitted in good faith upon advice of its counsel given in respect to any questions relating to the duties and responsibilities of the Share Escrow Agent under this Agreement. In determining the occurrence of any such event or contingency, the Share Escrow Agent may request from the Corporation or any other Person such additional evidence as the Share Escrow Agent in its sole discretion may deem necessary to determine any fact relating to the occurrence of such event or contingency and, in this connection, may inquire and consult with its counsel and, among others, with the Corporation at any time, and the Share Escrow Agent shall not be liable for any damages resulting from its reasonable delay in acting hereunder pending its examination of the additional evidence requested by it.

                          (f)     In the event of any disagreement between the
parties to this Agreement, or between any of them and any other Person, resulting in adverse claims or demands being made in connection with the matters covered by this Agreement, or in the event that the Share Escrow Agent, in good faith, be in doubt as to what action it should take hereunder, the Share Escrow Agent may at its option, refuse to comply with any claims or demands on it, or refuse to take any other action hereunder, so long as such disagreement continues or such doubt exists, and in any such event, the Share Escrow Agent shall not be or become liable in any to any Person for its failure or refusal to act, and the Share Escrow Agent shall be entitled to continue to refrain from acting until: (i) the rights of all interested parties shall have been fully and finally adjudicated by a court of competent jurisdiction; or
(ii) all differences shall have been adjudged and all doubt resolved by agreement among all of the interested Persons, and the Share Escrow Agent shall have been notified thereof in writing signed by all such Persons. Notwithstanding the preceding sentence, the Share Escrow Agent may in its discretion obey the order, judgment, decree or levy of any court, whether with or without jurisdiction, or of any agency of the United States or any political subdivision thereof, and the Share Escrow Agent is hereby authorized to obey such orders, judgments, decrees or levies. The rights of the Share Escrow Agent under this subsection are cumulative of all other rights which it has by law or otherwise.

                          (g)     Should any controversy arise between the
parties hereto with respect to this Agreement or with respect to the right of the Corporation to receive the Excess Shares or any monies held in escrow, the Share Escrow Agent shall have the right to institute a bill of interpleader in any court of competent jurisdiction to determine the rights of the parties. Should a bill of interpleader be instituted, or should the Share Escrow Agent become involved in litigation in any manner whatsoever on account of this Agreement for the deposits





                                       7.

made hereunder, the Corporation hereby binds and obligates itself, its successors and assigns, to pay the Share Escrow Agent, in addition to any charges made hereunder for acting as Share Escrow Agent, reasonable attorneys' fees incurred by the Share Escrow Agent, and any other reasonable disbursements, expenses, losses, costs and damages in connection with and resulting from such litigation, except in the case where losses or damages result from the Share Escrow Agent's intentional misconduct or gross negligence.

                          (h)     Without in any way limiting any other
provision of this Agreement, it is understood and agreed that the Share Escrow Agent shall be under no duty or obligation to give any notice, except as expressly provided herein.

                          (i)     The Share Escrow Agent shall not be liable
for any error in judgment or any act or steps taken or permitted to be taken in good faith, or for anything it may do or refrain from doing in connection herewith, except for its own intentional misconduct or grossly negligent conduct.

                          (j)     In no event shall the Share Escrow Agent be
liable for special, indirect or consequential loss or damage of any kind whatsoever (including but not limited to lost profits), even if the Share Escrow Agent has been advised of the likelihood of such loss or damage and regardless of the form of action, except for consequential loss or damage arising out of the Share Escrow Agent's own intentional misconduct or grossly negligent conduct.

                 16. Records. The Share Escrow Agent shall maintain accurate records of all transactions hereunder. Promptly after the termination of the Escrow Account, or as may reasonably be requested by the Corporation from time to time before such termination, the Share Escrow Agent shall provide the Corporation with a complete copy of such records, certified by the Share Escrow Agent to be a complete and accurate account of all such transactions. The authorized representatives of the Corporation shall also have access to such books and records at all reasonable times during normal business hours upon reasonable notice to the Share Escrow Agent.

                 17. Governing Law; Binding. This Agreement is being made in, is governed by and is intended to be construed according to the laws of the State of Delaware. It shall inure to and be binding upon the parties hereto, their successors and assigns.

                 18. Severability. In case any one or more of the provisions contained in this Agreement shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provisions of this Agreement, but this Agreement shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein.

                 19. Time. Whenever under the terms of this Agreement the performance date of any provision hereof shall fall on a day which is not a legal banking day, and upon












                                       8.

which the Share Escrow Agent is not open for business, the performance thereof on the next succeeding business day of the Share Escrow Agent shall be deemed to be in full compliance.

                 20. Indemnification. The Share Escrow Agent shall be indemnified and held harmless by the Corporation, from and against any expenses, including reasonable counsel fees and disbursements, or loss suffered by the Share Escrow Agent in connection with any claim or demand, which, in any way, directly or indirectly, arises out of or relates to this Agreement or the services of the Share Escrow Agent hereunder except in the case of gross negligence or intentional misconduct under this Agreement by the Share Escrow Agent. Promptly after the receipt by the Share Escrow Agent of notice of any demand or claim or the commencement of any action, suit or proceeding, the Share Escrow Agent shall notify the Corporation in writing.

                 21. Successors. The Share Escrow Agent may be merged or consolidated with or into any entity or transfer all or substantially all of its assets to any entity, in which case, any entity resulting from any merger or consolidation or any entity succeeding to the business of the Share Escrow Agent, shall be successor of the Share Escrow Agent hereunder without the execution or filing of any paper or further act by any of the parties hereto. In case at any time the Share Escrow Agent or its legal successor or successors should become unable, through operation of law or otherwise, to act as Share Escrow Agent, or if its properties and affairs shall be taken under the control of any court or administrative body because of insolvency or bankruptcy or for any other reason, a vacancy shall forthwith and ipso facto exist in the office of the Share Escrow Agent, a successor Share Escrow Agent shall be appointed by the Corporation. The Corporation may be merged or consolidated with or into any entity or transfer all or substantially all of its assets to any entity, in which case, any entity resulting from any merger or consolidation or any entity succeeding to the business of the Corporation, shall be successor of the Corporation hereunder without the execution or filing of any paper or further act by any of the parties hereto.

                 22. Resignation. The Share Escrow Agent may resign at any time upon thirty (30) days' prior written notice to the Corporation, whereupon the Corporation shall appoint a substitute Share Escrow Agent and the Share Escrow Agent shall deliver the Excess Shares and monies held in escrow to any designated substitute Share Escrow Agent selected by the Corporation. If the Corporation does not designate a substitute Share Escrow Agent within ten
(10) days, the Share Escrow Agent may, in its sole discretion, institute a bill of interpleader as contemplated herein or otherwise submit appropriate pleadings. Notwithstanding the immediately preceding sentence, until a substitute Share Escrow Agent has been named and accepts its appointment or until another disposition of the Excess Shares and monies held in the Escrow Account has been agreed upon by all the parties hereto, the Share Escrow Agent shall be discharged of all of its duties and obligations hereunder except to hold such Excess Shares and monies in escrow.













                                       9.

                 23. Counterparts. This Agreement may be executed in multiple counterparts, each of which shall be deemed an original and all of which shall constitute but one and the same instrument.

                 24. No Fiduciary Duty to Purported Holders. The Share Escrow Agent shall not be deemed to be a fiduciary or agent of any Purported Holder or other Person other than the Corporation.

                 IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective duly authorized officers, as of the date first above written at Los Angeles, California.

                                          U.S. TRUST COMPANY OF CALIFORNIA, N.A.



                                          By:   /s/ AUTHORIZED SIGNATORY
                                             ---------------------------------

                                               Its:   Authorized Officer


                                           WELLPOINT HEALTH NETWORKS INC.
                                           a Delaware corporation



                                           By: /s/ LEONARD D. SCHAEFFER
                                              --------------------------------

                                                 Its: Chief Executive Officer
                                                    --------------------------


                                           WELLPOINT HEALTH NETWORKS INC.
                                           a California corporation



                                           By: /s/ LEONARD D. SCHAEFFER
                                              --------------------------------


                                                 Its: Chief Executive Officer
                                                    --------------------------

















                                      10.